SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 28, 2002


                         GALYAN'S TRADING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


                                     Indiana
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                 (State or other jurisdiction of incorporation)


       000-32911                                        35-1529720
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(Commission File Number)                    (IRS Employer Identification No.)


                2437 East Main Street, Plainfield, Indiana 46168
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          (Address, including Zip Code, of Principal Executive Offices)


       Registrant's telephone number, including area code: (317) 532-0200


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On February 28, 2002, the Registrant issued a press release announcing the resignation of Joel L. Silverman, as President, Chief Operating Officer and Director of the company. A copy of such release is filed herein as Exhibit 99.1.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GALYAN'S TRADING COMPANY, INC.



DATE:  February 28, 2002                   By: /s/ C. David Zoba
                                           ---------------------------------
                                           Name:  C. David Zoba
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


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

                                  EXHIBIT INDEX


Item No.               Description
--------               -----------

99.1                   A copy of press release of Galyan's
                       Trading Company, Inc. dated February 28, 2002.


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